Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

10.  INCOME TAXES

    Ensco Delaware, our predecessor company, was domiciled in the U.S. and subject to a statutory rate of 35% through December 23, 2009, the effective date of the redomestication. We were subject to the U.K. statutory rate of 28% during 2010 and for eight days of 2009. Our consolidated effective income tax rate information for the years ended December 31, 2009 and 2008 has been presented from the perspective of an enterprise domiciled in the U.S.

    We generated $90.5 million, $292.2 million and $374.1 million of income from continuing operations before income taxes in the U.S. and $554.0 million, $643.0 million and $901.6 million of income from continuing operations before income taxes in non-U.S. countries for the years ended December 31, 2010, 2009 and 2008, respectively.

    The following table summarizes components of the provision for income taxes from continuing operations for each of the years in the three-year period ended December 31, 2010 (in millions):

	2010	2009	2008

Current income tax expense:
U.S.	$ 9.8	$ 71.9	$103.7
Non-U.S.	71.9	87.6	114.6
	81.7	159.5	218.3

Deferred income tax expense (benefit):
U.S.	15.2	20.5	13.9
Non-U.S.	(.9)	--	(9.8)
	14.3	20.5	4.1

Total income tax expense	$96.0	$180.0	$222.4

    The following table summarizes significant components of deferred income tax assets (liabilities) as of December 31, 2010 and 2009 (in millions):

	2010	2009

Deferred tax assets:
Deferred revenue	$ 28.9	$ 34.1
Employee benefits, including share-based compensation	21.1	25.6
Other	10.9	18.3
Total deferred tax assets	60.9	78.0
Deferred tax liabilities:
Property and equipment	(335.6)	(348.9)
Intercompany transfers of property	(35.2)	(45.5)
Deferred costs	(24.5)	(23.5)
Other	(14.3)	(7.7)
Total deferred tax liabilities	(409.6)	(425.6)
Net deferred tax liability	$(348.7)	$(347.6)

Net current deferred tax asset	$ 9.3	$ 29.7
Net noncurrent deferred tax liability	(358.0)	(377.3)
Net deferred tax liability	$(348.7)	$(347.6)

    The realization of certain of our deferred tax assets is dependent on generating sufficient taxable income during future periods in various jurisdictions in which we operate. Although realization of certain of our deferred tax assets is not assured, we believe it is more-likely-than-not that our deferred tax assets will be realized. The amount of deferred tax asset considered realizable could be reduced in the near-term if estimates of future taxable income were reduced.

    Subsequent to our redomestication to the U.K. in December 2009, we reorganized our worldwide operations, which included, among other things, the transfer of ownership of several of our drilling rigs among our subsidiaries.

    The decline in our 2010 consolidated effective income tax rate to 14.9% from 19.2% in the prior year was primarily due to the aforementioned transfer of drilling rig ownership in connection with the reorganization of our worldwide operations, which resulted in an increase in the relative components of our earnings generated in tax jurisdictions with lower tax rates, and an $8.8 million non-recurring current income tax expense incurred during 2009 in connection with certain restructuring activities undertaken immediately following our redomestication to the U.K.  The increase in our 2009 consolidated effective income tax rate to 19.2% from 17.4% in the prior year was primarily related to the aforementioned non-recurring current income tax expense incurred during 2009.

    Our consolidated effective income tax rate on continuing operations for each of the years in the three-year period ended December 31, 2010, differs from the U.K. or U.S. statutory income tax rates as follows:

	2010	2009	2008

Statutory income tax rate	28.0%	35.0%	35.0%
Non-U.K./U.S. taxes	(18.4)	(17.6)	(19.2)
Amortization of deferred charges associated with intercompany rig sales	2.7	1.8	1.3
Redomestication related income taxes	.0	.9	--
Net (benefit) expense in connection with resolutions
of tax issues and adjustments relating to prior years	(.5)	(.9)	.5
Other	3.1	--	(.2)
Effective income tax rate	14.9%	19.2%	17.4%

    Unrecognized Tax Benefits

    Our tax positions are evaluated for recognition using a more-likely-than-not threshold, and those tax positions requiring recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon effective settlement with a taxing authority that has full knowledge of all relevant information.  As of December 31, 2010, we had $13.7 million of unrecognized tax benefits, of which $11.0 million would impact our consolidated effective income tax rate if recognized. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2010 and 2009 is as follows (in millions):

	2010	2009

Balance, beginning of year	$17.6	$26.8
Increases in unrecognized tax benefits as a result of tax positions taken during the current year	1.0	2.0
Increases in unrecognized tax benefits as a result of tax positions taken during prior years	--	--
Decreases in unrecognized tax benefits as a result of tax positions taken during prior years	(.2)	(2.7)
Settlements with taxing authorities	--	(8.7)
Lapse of applicable statutes of limitations	(1.3)	(.8)
Impact of foreign currency exchange rates	(3.4)	1.0
Balance, end of year	$13.7	$17.6

    Accrued interest and penalties totaled $12.0 million and $15.8 million as of December 31, 2010 and 2009, respectively, and were included in other liabilities on our consolidated balance sheets. We recognized net expense of $1.5 million and $3.3 million and net benefits of $6.8 million associated with interest and penalties during the years ended December 31, 2010, 2009 and 2008, respectively. Interest and penalties are included in current income tax expense in our consolidated statement of income.

    Tax years as early as 2003 remain subject to examination in the tax jurisdictions in which we operated. We participate in the U.S. Internal Revenue Service's Compliance Assurance Process which, among other things, provides for the resolution of tax issues in a timely manner and generally eliminates the need for lengthy post-filing examinations.  Our 2009 and 2010 U.S. federal tax returns remain subject to examination.

    During 2010, statutes of limitations applicable to certain of our tax positions lapsed resulting in a $1.3 million decline in unrecognized tax benefits and a $2.5 million net income tax benefit, inclusive of interest and penalties.

    During 2009, in connection with the audit of prior year tax returns, we reached a settlement with the tax authority in one of our non-U.S. jurisdictions which resulted in an $8.7 million reduction in unrecognized tax benefits and a $4.4 million net income tax benefit, inclusive of interest and penalties.

    During 2008, in connection with an examination of a prior period tax return, we recognized a $5.4 million liability for unrecognized tax benefits associated with certain tax positions taken in prior years, which resulted in an $8.9 million net income tax expense, inclusive of interest and penalties.

    During 2008, statutes of limitations applicable to certain of our tax positions lapsed resulting in a $2.9 million decline in unrecognized tax benefits and an $11.5 million net income tax benefit, inclusive of interest and penalties.

    Statutes of limitations applicable to certain of our tax positions will lapse during 2011. Therefore, it is reasonably possible that our unrecognized tax benefits will decline during the next twelve months by $3.9 million, which includes $2.0 million of accrued interest and penalties.

    Intercompany Transfer of Drilling Rigs

    Subsequent to our redomestication to the U.K. in December 2009, we reorganized our worldwide operations, which included, among other things, the transfer of ownership of several of our drilling rigs among our subsidiaries during 2010 and 2009.

    In April and December of 2010, we transferred ownership of several of our drilling rigs among certain of our subsidiaries, all of which are resident in the same tax jurisdiction and included in a consolidated tax return.  We incurred no income tax liability associated with gains and losses realized on the intercompany transfers by the selling subsidiaries.

    In December 2009, we transferred ownership of four of our drilling rigs among two of our subsidiaries. The income tax liability associated with the gain on the intercompany transfer totaled $30.8 million and was paid by the selling subsidiary during 2010. The related income tax expense was deferred and is being amortized on a straight-line basis over the remaining useful lives of the associated rigs, which range from 29 to 30 years. Similarly, the tax effects of $45.6 million of reversing temporary differences of the selling subsidiary were also deferred and are being amortized on the same basis and over the same periods as described above.

    As of December 31, 2010 and 2009, the unamortized balance associated with deferred charges for income taxes incurred in connection with intercompany transfers of drilling rigs totaled $74.6 million and $99.0 million, respectively, and was included in other assets, net, on our consolidated balance sheets. Current income tax expense for the years ended December 31, 2010, 2009 and 2008 included $24.4 million, $23.1 million and $23.1 million, respectively, of amortization of income taxes incurred in connection with intercompany transfers of drilling rigs.

    As of December 31, 2010 and 2009, the deferred tax liability associated with temporary differences of transferred drilling rigs totaled $35.2 million and $45.5 million, respectively, and was included in deferred income taxes on our consolidated balance sheets. Deferred income tax expense for the years ended December 31, 2010, 2009 and 2008 included benefits of $10.3 million, $7.0 million and $7.2 million, respectively, of amortization of deferred reversing temporary differences associated with intercompany transfers of drilling rigs.

    Undistributed Earnings

    We do not provide deferred taxes on the undistributed earnings of Ensco Delaware because our policy and intention is to reinvest such earnings indefinitely or until such time that they can be distributed in a tax-free manner. We do not provide deferred taxes on the undistributed earnings of Ensco Delaware's non-U.S. subsidiaries because our policy and intention is to reinvest such earnings indefinitely.  Furthermore, both our U.S. and non-U.S. subsidiaries have significant net assets, liquidity, contract backlog and other financial resources available to meet their operational and capital investment requirements and otherwise allow management to continue to maintain its policy of reinvesting the undistributed earnings of Ensco Delaware and Ensco Delaware's non-U.S. subsidiaries indefinitely.

    As of December 31, 2010, the aggregate undistributed earnings of Ensco Delaware and Ensco Delaware's non-U.S. subsidiaries totaled $2,138.0 million and were indefinitely reinvested. Should we make a distribution in the form of dividends or otherwise, we may be subject to additional income taxes. The unrecognized deferred tax liability related to the undistributed earnings of Ensco Delaware and Ensco Delaware's non-U.S. subsidiaries was $517.6 million as of December 31, 2010.